Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	2Q'22 vs. 2Q'21		June 30, 2022	Jun 30, 2021	YTD'22 vs. YTD'21
EARNINGS
Net interest income	$3,802	$3,789	$3,830	$3,658	$3,312	$490	14.8%	$7,591	$6,751	$840	12.4%
Retailer share arrangements	(1,127)	(1,104)	(1,267)	(1,266)	(1,006)	(121)	12.0%	(2,231)	(1,995)	(236)	11.8%
Provision for credit losses	724	521	561	25	(194)	918	NM	1,245	140	1,105	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,951	2,164	2,002	2,367	2,500	(549)	(22.0)%	4,115	4,616	(501)	(10.9)%
Other income	198	108	167	94	89	109	122.5%	306	220	86	39.1%
Other expense	1,083	1,039	1,122	961	948	135	14.2%	2,122	1,880	242	12.9%
Earnings before provision for income taxes	1,066	1,233	1,047	1,500	1,641	(575)	(35.0)%	2,299	2,956	(657)	(22.2)%
Provision for income taxes	262	301	234	359	399	(137)	(34.3)%	563	689	(126)	(18.3)%
Net earnings	$804	$932	$813	$1,141	$1,242	$(438)	(35.3)%	$1,736	$2,267	$(531)	(23.4)%
Net earnings available to common stockholders	$793	$922	$803	$1,130	$1,232	$(439)	(35.6)%	$1,715	$2,246	$(531)	(23.6)%

COMMON SHARE STATISTICS
Basic EPS	$1.61	$1.79	$1.49	$2.02	$2.13	$(0.52)	(24.4)%	$3.40	$3.87	$(0.47)	(12.1)%
Diluted EPS	$1.60	$1.77	$1.48	$2.00	$2.12	$(0.52)	(24.5)%	$3.38	$3.84	$(0.46)	(12.0)%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%	$0.44	$0.44	$—	—%
Common stock price	$27.62	$34.82	$46.39	$48.88	$48.52	$(20.90)	(43.1)%	$27.62	$48.52	$(20.90)	(43.1)%
Book value per share	$25.95	$25.06	$24.53	$24.13	$23.48	$2.47	10.5%	$25.95	$23.48	$2.47	10.5%
Tangible common equity per share(1)	$21.39	$20.60	$20.21	$20.12	$19.64	$1.75	8.9%	$21.39	$19.64	$1.75	8.9%

Beginning common shares outstanding	506.2	526.8	547.2	573.4	581.1	(74.9)	(12.9)%	526.8	584.0	(57.2)	(9.8)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.2	1.4	0.1	0.5	1.0	(0.8)	(80.0)%	1.6	3.2	(1.6)	(50.0)%
Shares repurchased	(18.6)	(22.0)	(20.5)	(26.7)	(8.7)	(9.9)	113.8%	(40.6)	(13.8)	(26.8)	194.2%
Ending common shares outstanding	487.8	506.2	526.8	547.2	573.4	(85.6)	(14.9)%	487.8	573.4	(85.6)	(14.9)%

Weighted average common shares outstanding	493.0	515.3	537.8	560.6	577.2	(84.2)	(14.6)%	504.1	580.2	(76.1)	(13.1)%
Weighted average common shares outstanding (fully diluted)	495.3	519.5	543.0	565.6	581.7	(86.4)	(14.9)%	507.3	584.6	(77.3)	(13.2)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	2Q'22 vs. 2Q'21		Jun 30, 2022	Jun 30, 2021	YTD'22 vs. YTD'21
PERFORMANCE METRICS
Return on assets(1)	3.4%	4.0%	3.4%	4.9%	5.3%		(1.9)%	3.7%	4.8%		(1.1)%
Return on equity(2)	24.0%	27.5%	23.0%	32.1%	36.5%		(12.5)%	25.8%	34.2%		(8.4)%
Return on tangible common equity(3)	30.3%	34.9%	28.7%	40.1%	46.3%		(16.0)%	32.6%	43.6%		(11.0)%
Net interest margin(4)	15.60%	15.80%	15.77%	15.45%	13.78%		1.82%	15.70%	13.88%		1.82%
Efficiency ratio(5)	37.7%	37.2%	41.1%	38.7%	39.6%		(1.9)%	37.5%	37.8%		(0.3)%
Other expense as a % of average loan receivables, including held for sale	5.21%	5.09%	5.44%	4.84%	4.95%		0.26%	5.15%	4.89%		0.26%
Effective income tax rate	24.6%	24.4%	22.3%	23.9%	24.3%		0.3%	24.5%	23.3%		1.2%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	2.73%	2.73%	2.37%	2.18%	3.57%		(0.84)%	2.73%	3.59%		(0.86)%
30+ days past due as a % of period-end loan receivables(6)	2.74%	2.78%	2.62%	2.42%	2.11%		0.63%	2.74%	2.11%		0.63%
90+ days past due as a % of period-end loan receivables(6)	1.22%	1.30%	1.17%	1.05%	1.00%		0.22%	1.22%	1.00%		0.22%
Net charge-offs	$567	$558	$489	$432	$684	$(117)	(17.1)%	$1,125	$1,383	$(258)	(18.7)%
Loan receivables delinquent over 30 days(6)	$2,262	$2,194	$2,114	$1,850	$1,653	$609	36.9%	$2,262	$1,653	$609	36.9%
Loan receivables delinquent over 90 days(6)	$1,005	$1,026	$942	$804	$784	$221	28.2%	$1,005	$784	$221	28.2%

Allowance for credit losses (period-end)	$8,808	$8,651	$8,688	$8,616	$9,023	$(215)	(2.4)%	$8,808	$9,023	$(215)	(2.4)%
Allowance coverage ratio(7)	10.65%	10.96%	10.76%	11.28%	11.51%		(0.86)%	10.65%	11.51%		(0.86)%

BUSINESS METRICS
Purchase volume(8)(9)	$47,217	$40,490	$47,072	$41,912	$42,121	$5,096	12.1%	$87,707	$76,870	$10,837	14.1%
Period-end loan receivables	$82,674	$78,916	$80,740	$76,388	$78,374	$4,300	5.5%	$82,674	$78,374	$4,300	5.5%
Credit cards	$78,062	$74,596	$76,628	$72,289	$74,429	$3,633	4.9%	$78,062	$74,429	$3,633	4.9%
Consumer installment loans	$2,847	$2,719	$2,675	$2,614	$2,507	$340	13.6%	$2,847	$2,507	$340	13.6%
Commercial credit products	$1,689	$1,530	$1,372	$1,401	$1,379	$310	22.5%	$1,689	$1,379	$310	22.5%
Other	$76	$71	$65	$84	$59	$17	28.8%	$76	$59	$17	28.8%
Average loan receivables, including held for sale	$83,412	$82,747	$81,784	$78,714	$76,821	$6,591	8.6%	$83,081	$77,585	$5,496	7.1%
Period-end active accounts (in thousands)(9)(10)	65,969	69,122	72,420	67,245	66,892	(923)	(1.4)%	65,969	66,892	(923)	(1.4)%
Average active accounts (in thousands)(9)(10)	68,671	70,127	69,397	67,189	65,810	2,861	4.3%	69,438	66,163	3,275	4.9%

LIQUIDITY
Liquid assets
Cash and equivalents	$10,682	$10,541	$8,337	$9,806	$11,117	$(435)	(3.9)%	$10,682	$11,117	$(435)	(3.9)%
Total liquid assets	$15,177	$14,687	$12,989	$14,664	$16,297	$(1,120)	(6.9)%	$15,177	$16,297	$(1,120)	(6.9)%
Undrawn credit facilities
Undrawn credit facilities	$3,700	$3,100	$2,700	$3,700	$4,900	$(1,200)	(24.5)%	$3,700	$4,900	$(1,200)	(24.5)%
Total liquid assets and undrawn credit facilities	$18,877	$17,787	$15,689	$18,364	$21,197	$(2,320)	(10.9)%	$18,877	$21,197	$(2,320)	(10.9)%
Liquid assets % of total assets	15.94%	15.42%	13.57%	15.95%	17.71%		(1.77)%	15.94%	17.71%		(1.77)%
Liquid assets including undrawn credit facilities % of total assets	19.83%	18.67%	16.39%	19.97%	23.04%		(3.21)%	19.83%	23.04%		(3.21)%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	2Q'22 vs. 2Q'21		Jun 30, 2022	Jun 30, 2021	YTD'22 vs. YTD'21
Interest income:
Interest and fees on loans	$4,039	$4,008	$4,042	$3,887	$3,567	$472	13.2%	$8,047	$7,299	$748	10.2%
Interest on cash and debt securities	35	14	11	11	11	24	218.2%	49	21	28	133.3%
Total interest income	4,074	4,022	4,053	3,898	3,578	496	13.9%	8,096	7,320	776	10.6%

Interest expense:
Interest on deposits	160	127	119	131	146	14	9.6%	287	316	(29)	(9.2)%
Interest on borrowings of consolidated securitization entities	40	33	33	41	44	(4)	(9.1)%	73	95	(22)	(23.2)%
Interest on senior unsecured notes	72	73	71	68	76	(4)	(5.3)%	145	158	(13)	(8.2)%
Total interest expense	272	233	223	240	266	6	2.3%	505	569	(64)	(11.2)%

Net interest income	3,802	3,789	3,830	3,658	3,312	490	14.8%	7,591	6,751	840	12.4%

Retailer share arrangements	(1,127)	(1,104)	(1,267)	(1,266)	(1,006)	(121)	12.0%	(2,231)	(1,995)	(236)	11.8%
Provision for credit losses	724	521	561	25	(194)	918	NM	1,245	140	1,105	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,951	2,164	2,002	2,367	2,500	(549)	(22.0)%	4,115	4,616	(501)	(10.9)%

Other income:
Interchange revenue	263	230	254	232	223	40	17.9%	493	394	99	25.1%
Debt cancellation fees	93	89	79	70	66	27	40.9%	182	135	47	34.8%
Loyalty programs	(322)	(258)	(310)	(256)	(247)	(75)	30.4%	(580)	(426)	(154)	36.2%
Other	164	47	144	48	47	117	248.9%	211	117	94	80.3%
Total other income	198	108	167	94	89	109	122.5%	306	220	86	39.1%

Other expense:
Employee costs	404	402	409	369	359	45	12.5%	806	723	83	11.5%
Professional fees	185	210	207	196	189	(4)	(2.1)%	395	379	16	4.2%
Marketing and business development	135	116	167	110	114	21	18.4%	251	209	42	20.1%
Information processing	163	145	143	139	137	26	19.0%	308	268	40	14.9%
Other	196	166	196	147	149	47	31.5%	362	301	61	20.3%
Total other expense	1,083	1,039	1,122	961	948	135	14.2%	2,122	1,880	242	12.9%

Earnings before provision for income taxes	1,066	1,233	1,047	1,500	1,641	(575)	(35.0)%	2,299	2,956	(657)	(22.2)%
Provision for income taxes	262	301	234	359	399	(137)	(34.3)%	563	689	(126)	(18.3)%
Net earnings	$804	$932	$813	$1,141	$1,242	$(438)	(35.3)%	$1,736	$2,267	$(531)	(23.4)%

Net earnings available to common stockholders	$793	$922	$803	$1,130	$1,232	$(439)	(35.6)%	$1,715	$2,246	$(531)	(23.6)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021
Assets
Cash and equivalents	$10,682	$10,541	$8,337	$9,806	$11,117	$(435)	(3.9)%
Debt securities	5,012	4,677	5,283	5,444	5,728	(716)	(12.5)%
Loan receivables:
Unsecuritized loans held for investment	63,350	59,643	60,211	56,745	55,994	7,356	13.1%
Restricted loans of consolidated securitization entities	19,324	19,273	20,529	19,643	22,380	(3,056)	(13.7)%
Total loan receivables	82,674	78,916	80,740	76,388	78,374	4,300	5.5%
Less: Allowance for credit losses	(8,808)	(8,651)	(8,688)	(8,616)	(9,023)	215	(2.4)%
Loan receivables, net	73,866	70,265	72,052	67,772	69,351	4,515	6.5%
Loan receivables held for sale	—	4,046	4,361	3,450	—	—	NM
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,118	1,149	1,168	1,090	1,098	20	1.8%
Other assets	3,417	3,484	3,442	3,270	3,618	(201)	(5.6)%
Total assets	$95,200	$95,267	$95,748	$91,937	$92,017	$3,183	3.5%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$64,328	$63,180	$61,911	$59,998	$59,500	$4,828	8.1%
Non-interest-bearing deposit accounts	381	395	359	355	341	40	11.7%
Total deposits	64,709	63,575	62,270	60,353	59,841	4,868	8.1%
Borrowings:
Borrowings of consolidated securitization entities	5,687	6,139	7,288	6,288	6,987	(1,300)	(18.6)%
Senior unsecured notes	6,470	7,221	7,219	6,472	6,470	—	—%
Total borrowings	12,157	13,360	14,507	12,760	13,457	(1,300)	(9.7)%
Accrued expenses and other liabilities	4,941	4,914	5,316	4,888	4,522	419	9.3%
Total liabilities	81,807	81,849	82,093	78,001	77,820	3,987	5.1%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,663	9,643	9,669	9,649	9,620	43	0.4%
Retained earnings	15,679	15,003	14,245	13,562	12,560	3,119	24.8%
Accumulated other comprehensive income (loss)	(149)	(121)	(69)	(64)	(56)	(93)	166.1%
Treasury stock	(12,535)	(11,842)	(10,925)	(9,946)	(8,662)	(3,873)	44.7%
Total equity	13,393	13,418	13,655	13,936	14,197	(804)	(5.7)%
Total liabilities and equity	$95,200	$95,267	$95,748	$91,937	$92,017	$3,183	3.5%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2022			Mar 31, 2022			Dec 31, 2021			Sep 30, 2021			Jun 30, 2021
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$9,249	$20	0.87%	$8,976	$5	0.23%	$9,024	$4	0.18%	$9,559	$3	0.12%	$13,584	$4	0.12%
Securities available for sale	5,063	15	1.19%	5,513	9	0.66%	5,517	7	0.50%	5,638	8	0.56%	5,988	7	0.47%

Loan receivables, including held for sale:
Credit cards	78,912	3,943	20.04%	78,564	3,913	20.20%	77,642	3,946	20.16%	74,686	3,793	20.15%	72,989	3,484	19.15%
Consumer installment loans	2,775	69	9.97%	2,682	66	9.98%	2,641	65	9.76%	2,555	64	9.94%	2,417	59	9.79%
Commercial credit products	1,654	25	6.06%	1,434	28	7.92%	1,434	30	8.30%	1,407	29	8.18%	1,363	23	6.77%
Other	71	2	11.30	67	1	NM	67	1	NM	66	1	NM	52	1	NM
Total loan receivables, including held for sale	83,412	4,039	19.42%	82,747	4,008	19.64%	81,784	4,042	19.61%	78,714	3,887	19.59%	76,821	3,567	18.62%
Total interest-earning assets	97,724	4,074	16.72%	97,236	4,022	16.78%	96,325	4,053	16.69%	93,911	3,898	16.47%	96,393	3,578	14.89%

Non-interest-earning assets:
Cash and due from banks	1,614			1,626			1,606			1,588			1,559
Allowance for credit losses	(8,651)			(8,675)			(8,648)			(8,956)			(9,801)
Other assets	5,386			5,369			5,424			5,405			5,238
Total non-interest-earning assets	(1,651)			(1,680)			(1,618)			(1,963)			(3,004)

Total assets	$96,073			$95,556			$94,707			$91,948			$93,389

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$63,961	$160	1.00%	$62,314	$127	0.83%	$61,090	$119	0.77%	$59,275	$131	0.88%	$60,761	$146	0.96%
Borrowings of consolidated securitization entities	6,563	40	2.44%	6,827	33	1.96%	7,105	33	1.84%	7,051	41	2.31%	7,149	44	2.47%
Senior unsecured notes	6,974	72	4.14%	7,219	73	4.10%	6,999	71	4.02%	6,471	68	4.17%	7,276	76	4.19%

Total interest-bearing liabilities	77,498	272	1.41%	76,360	233	1.24%	75,194	223	1.18%	72,797	240	1.31%	75,186	266	1.42%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	396			374			343			358			349
Other liabilities	4,717			5,091			5,137			4,676			4,199
Total non-interest-bearing liabilities	5,113			5,465			5,480			5,034			4,548

Total liabilities	82,611			81,825			80,674			77,831			79,734

Equity
Total equity	13,462			13,731			14,033			14,117			13,655

Total liabilities and equity	$96,073			$95,556			$94,707			$91,948			$93,389
Net interest income		$3,802			$3,789			$3,830			$3,658			$3,312

Interest rate spread(1)			15.31%			15.54%			15.51%			15.16%			13.47%
Net interest margin(2)			15.60%			15.80%			15.77%			15.45%			13.78%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2022			Six Months Ended Jun 30, 2021
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$9,113	$25	0.55%	$14,094	$8	0.11%
Securities available for sale	5,287	24	0.92%	6,378	13	0.41%

Loan receivables, including held for sale:
Credit cards	78,738	7,856	20.12%	73,921	7,141	19.48%
Consumer installment loans	2,729	135	9.98%	2,319	112	9.74%
Commercial credit products	1,545	53	6.92%	1,297	44	6.84%
Other	69	3	8.77%	48	2	8.40%
Total loan receivables, including held for sale	83,081	8,047	19.53%	77,585	7,299	18.97%
Total interest-earning assets	97,481	8,096	16.75%	98,057	7,320	15.05%

Non-interest-earning assets:
Cash and due from banks	1,620			1,597
Allowance for loan losses	(8,663)			(10,012)
Other assets	5,378			5,272
Total non-interest-earning assets	(1,665)			(3,143)

Total assets	$95,816			$94,914

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$63,142	$287	0.92%	$61,737	$316	1.03%
Borrowings of consolidated securitization entities	6,695	73	2.20%	7,420	95	2.58%
Senior unsecured notes	7,096	145	4.12%	7,619	158	4.18%
Total interest-bearing liabilities	76,933	505	1.32%	76,776	569	1.49%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	385			348
Other liabilities	4,903			4,425
Total non-interest-bearing liabilities	5,288			4,773

Total liabilities	82,221			81,549

Equity
Total equity	13,595			13,365

Total liabilities and equity	$95,816			$94,914
Net interest income		$7,591			$6,751

Interest rate spread(1)			15.43%			13.56%
Net interest margin(2)			15.70%			13.88%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	Jun 30, 2022 vs. Jun 30, 2021
BALANCE SHEET STATISTICS
Total common equity	$12,659	$12,684	$12,921	$13,202	$13,463	$(804)	(6.0)%
Total common equity as a % of total assets	13.30%	13.31%	13.49%	14.36%	14.63%		(1.33)%

Tangible assets	$92,977	$93,013	$93,475	$89,742	$89,814	$3,163	3.5%
Tangible common equity(1)	$10,436	$10,430	$10,648	$11,007	$11,260	$(824)	(7.3)%
Tangible common equity as a % of tangible assets(1)	11.22%	11.21%	11.39%	12.27%	12.54%		(1.32)%
Tangible common equity per share(1)	$21.39	$20.60	$20.21	$20.12	$19.64	$1.75	8.9%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	17.4%	17.2%	17.8%	19.3%	20.1%
Tier 1 risk-based capital ratio(5)	16.1%	15.9%	16.5%	18.0%	18.7%
Tier 1 leverage ratio(6)	13.8%	13.9%	14.7%	15.5%	15.6%
Common equity Tier 1 capital ratio	15.2%	15.0%	15.6%	17.1%	17.8%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at June 30, 2022 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021	2Q'22 vs. 2Q'21		Jun 30, 2022	Jun 30, 2021	YTD'22vs. YTD'21
HOME & AUTO(6)
Purchase volume(1)	$12,895	$10,260	$10,919	$11,069	$11,523	$1,372	11.9%	$23,155	$20,860	$2,295	11.0%
Period-end loan receivables	$27,989	$26,532	$26,781	$26,210	$25,588	$2,401	9.4%	$27,989	$25,588	$2,401	9.4%
Average loan receivables, including held for sale	$27,106	$26,406	$26,455	$25,800	$25,111	$1,995	7.9%	$26,758	$25,191	$1,567	6.2%
Average active accounts (in thousands)(3)	17,942	17,473	17,655	17,516	17,307	635	3.7%	17,746	17,250	496	2.9%

Interest and fees on loans	$1,108	$1,088	$1,126	$1,092	$993	$115	11.6%	$2,196	$2,029	$167	8.2%
Other income	$23	$21	$18	$18	$16	$7	43.8%	$44	$33	$11	33.3%

DIGITAL
Purchase volume(1)	$12,463	$11,196	$13,451	$10,980	$10,930	$1,533	14.0%	$23,659	$20,270	$3,389	16.7%
Period-end loan receivables	$21,842	$21,075	$21,751	$19,636	$19,233	$2,609	13.6%	$21,842	$19,233	$2,609	13.6%
Average loan receivables, including held for sale	$21,255	$21,160	$20,388	$19,286	$18,783	$2,472	13.2%	$21,208	$19,108	$2,100	11.0%
Average active accounts (in thousands)(3)	19,069	19,000	18,375	17,655	17,258	1,811	10.5%	19,042	17,298	1,744	10.1%

Interest and fees on loans	$1,058	$1,022	$1,025	$973	$891	$167	18.7%	$2,080	$1,794	$286	15.9%
Other income	$(13)	$(12)	$(28)	$(19)	$(28)	$15	(53.6)%	$(25)	$(40)	$15	(37.5)%

DIVERSIFIED & VALUE
Purchase volume(1)	$14,388	$11,558	$14,154	$12,006	$11,618	$2,770	23.8%	$25,946	$20,838	$5,108	24.5%
Period-end loan receivables	$16,076	$15,166	$16,075	$14,415	$14,357	$1,719	12.0%	$16,076	$14,357	$1,719	12.0%
Average loan receivables, including held for sale	$15,498	$15,128	$14,999	$14,328	$14,101	$1,397	9.9%	$15,314	$14,336	$978	6.8%
Average active accounts (in thousands)(3)	19,026	19,201	18,829	17,903	17,301	1,725	10.0%	19,189	17,446	1,743	10.0%

Interest and fees on loans	$826	$826	$817	$780	$729	$97	13.3%	$1,652	$1,518	$134	8.8%
Other income	$(35)	$(9)	$(23)	$(8)	$(2)	$(33)	NM	$(44)	$3	$(47)	NM

HEALTH & WELLNESS
Purchase volume(1)	$3,443	$3,107	$3,055	$3,024	$2,988	$455	15.2%	$6,550	$5,636	$914	16.2%
Period-end loan receivables	$10,932	$10,407	$10,244	$9,879	$9,515	$1,417	14.9%	$10,932	$9,515	$1,417	14.9%
Average loan receivables, including held for sale	$10,596	$10,251	$10,057	$9,654	$9,334	$1,262	13.5%	$10,424	$9,387	$1,037	11.0%
Average active accounts (in thousands)(3)	6,177	6,027	5,922	5,707	5,585	592	10.6%	6,102	5,642	460	8.2%

Interest and fees on loans	$644	$616	$603	$587	$523	$121	23.1%	$1,260	$1,081	$179	16.6%
Other income	$49	$53	$42	$41	$36	$13	36.1%	$102	$76	$26	34.2%

LIFESTYLE
Purchase volume(1)	$1,431	$1,195	$1,462	$1,298	$1,405	$26	1.9%	$2,626	$2,559	$67	2.6%
Period-end loan receivables	$5,558	$5,381	$5,479	$5,234	$5,158	$400	7.8%	$5,558	$5,158	$400	7.8%
Average loan receivables, including held for sale	$5,443	$5,379	$5,297	$5,185	$5,050	$393	7.8%	$5,411	$5,027	$384	7.6%
Average active accounts (in thousands)(3)	2,510	2,582	2,548	2,465	2,442	68	2.8%	2,551	2,510	41	1.6%

Interest and fees on loans	$194	$191	$194	$187	$182	$12	6.6%	$385	$363	$22	6.1%
Other income	$7	$6	$6	$6	$6	$1	16.7%	$13	$11	$2	18.2%

CORP, OTHER(4)(6)
Purchase volume(1)(2)	$2,597	$3,174	$4,031	$3,535	$3,657	$(1,060)	(29.0)%	$5,771	$6,707	$(936)	(14.0)%
Period-end loan receivables(5)	$277	$355	$410	$1,014	$4,523	$(4,246)	(93.9)%	$277	$4,523	$(4,246)	(93.9)%
Average loan receivables, including held for sale	$3,514	$4,423	$4,588	$4,461	$4,442	$(928)	(20.9)%	$3,966	$4,536	$(570)	(12.6)%
Average active accounts (in thousands)(2)(3)	3,947	5,844	6,068	5,943	5,917	(1,970)	(33.3)%	4,808	6,017	(1,209)	(20.1)%

Interest and fees on loans	$209	$265	$277	$268	$249	$(40)	(16.1)%	$474	$514	$(40)	(7.8)%
Other income	$167	$49	$152	$56	$61	$106	173.8%	$216	$137	$79	57.7%

TOTAL SYF
Purchase volume(1)(2)	$47,217	$40,490	$47,072	$41,912	$42,121	$5,096	12.1%	$87,707	$76,870	$10,837	14.1%
Period-end loan receivables(5)	$82,674	$78,916	$80,740	$76,388	$78,374	$4,300	5.5%	$82,674	$78,374	$4,300	5.5%
Average loan receivables, including held for sale	$83,412	$82,747	$81,784	$78,714	$76,821	$6,591	8.6%	$83,081	$77,585	$5,496	7.1%
Average active accounts (in thousands)(2)(3)	68,671	70,127	69,397	67,189	65,810	2,861	4.3%	69,438	66,163	3,275	4.9%

Interest and fees on loans	$4,039	$4,008	$4,042	$3,887	$3,567	$472	13.2%	$8,047	$7,299	$748	10.2%
Other income	$198	$108	$167	$94	$89	$109	122.5%	$306	$220	$86	39.1%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with the Gap Inc. and BP portfolios which were both sold in 2Q 2022.
(5) Reflects the reclassification of $3.5 billion and $0.5 billion to loan receivables held for sale in 3Q 2021 and 4Q 2021, respectively.
(6) In December 2021, we entered into an agreement to sell $0.5 billion of loan receivables associated with our program agreement with BP. In connection with this agreement, revenue activities for the BP portfolio are no longer managed within our Home & Auto sales platform. All metrics for the BP portfolio previously reported within our Home & Auto sales platform, are now reported within our Corp, Other information. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Jun 30, 2021
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,393	$13,418	$13,655	$13,936	$14,197
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,118)	(1,149)	(1,168)	(1,090)	(1,098)
Tangible common equity	$10,436	$10,430	$10,648	$11,007	$11,260
Add: CECL transition amount	1,719	1,719	2,292	2,274	2,376

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	391	371	329	299	301
Common equity Tier 1	$12,546	$12,520	$13,269	$13,580	$13,937
Preferred stock	734	734	734	734	734
Tier 1 capital	$13,280	$13,254	$14,003	$14,314	$14,671

Add: Allowance for credit losses includible in risk-based capital	1,099	1,106	1,119	1,052	1,039
Total Risk-based capital	$14,379	$14,360	$15,122	$15,366	$15,710

ASSET MEASURES(2)
Total average assets	$96,073	$95,556	$94,707	$91,948	$93,389
Adjustments for:
Add: CECL transition amount	1,719	1,719	2,292	2,274	2,376
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,878)	(1,964)	(1,999)	(1,960)	(1,965)
Total assets for leverage purposes	$95,914	$95,311	$95,000	$92,262	$93,800

Risk-weighted assets	$82,499	$83,251	$84,950	$79,597	$78,281

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$13,280	$13,254	$14,003	$14,314	$14,671
Less: CECL transition adjustment	(1,719)	(1,719)	(2,292)	(2,274)	(2,376)
Tier 1 capital (CECL fully phased-in)	$11,561	$11,535	$11,711	$12,040	$12,295
Add: Allowance for credit losses	8,808	8,651	8,688	8,616	9,023
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,369	$20,186	$20,399	$20,656	$21,318

Risk-weighted assets	$82,499	$83,251	$84,950	$79,597	$78,281
Less: CECL transition adjustment	(870)	(870)	(1,353)	(2,065)	(2,166)
Risk-weighted assets (CECL fully phased-in)	$81,629	$82,381	$83,597	$77,532	$76,115

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$25.95	$25.06	$24.53	$24.13	$23.48
Less: Goodwill	(2.27)	(2.18)	(2.10)	(2.02)	(1.93)
Less: Intangible assets, net	(2.29)	(2.28)	(2.22)	(1.99)	(1.91)
Tangible common equity per share	$21.39	$20.60	$20.21	$20.12	$19.64

(1) Regulatory measures at June 30, 2022 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2022	Jun 30, 2021
CORE PURCHASE VOLUME
Purchase Volume	$47,217	$42,121
Less: Gap and BP Purchase volume	(2,597)	(3,636)
Core Purchase volume	$44,620	$38,485

CORE LOAN RECEIVABLES
Loan receivables	$82,674	$78,374
Less: Gap Loan receivables	(174)	(3,839)
Less: BP Loan receivables	—	(524)
Core Loan receivables	$82,500	$74,011

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts	68,671	65,810
Less: Gap and BP Average active accounts	(3,902)	(5,811)
Core Average active accounts	64,769	59,999

CORE NEW ACCOUNTS (in millions)
New accounts	6.0	6.3
Less: Gap and BP New accounts	(0.1)	(0.5)
Core New accounts	5.9	5.8